UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 25, 2018

TFS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States of America	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Ave., Cleveland, Ohio		44105
(Address of principle executive offices)		(Zip Code)
Registrant's telephone number, including area code (216) 441-6000
Not applicable
(Former name or former address, if changed since last report)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2018, TFS Financial Corporation (“the Company”), the holding company for Third Federal Savings and Loan Association of Cleveland (the "Association"), issued a press release announcing its operating results for the three months and fiscal year ended September 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information contained in this Item 2.02 and in the accompanying exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2018, the Company appointed Ashley Williams to fill the vacant board position created by the Bylaw amendment described below.  It is not expected that Ms. Williams will be immediately appointed to any Committees of the Board of Directors.

There are no arrangements or understandings between Ms. Williams and any other person pursuant to which she became a director. Ms. Williams is not a party to any transaction with the Company or the Association that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K. Ms. Williams will receive the standard compensatory arrangements that the Company currently provides its non-employee directors, as described in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on January 9, 2018, and is eligible to receive awards under the Company’s Amended and Restated 2008 Equity Incentive Plan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors has approved an amendment to the Company’s Bylaws, effective October 25, 2018, to increase the size of the Board from nine members to ten members. The text of the revision to the Bylaws is attached as Exhibit 3 to this Report.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)

Date:	October 29, 2018	By:	/s/ Paul J. Huml
Paul J. Huml
Chief Financial Officer

FORM 8-K EXHIBIT INDEX

Exhibit
No.

3        Text of Amendment to Bylaws of TFS Financial Corporation
99.1        Press Release dated October 29, 2018